NATIONWIDE ALTERNATIVES ALLOCATION FUND

Prospectus  February 25, 2011

Fund and Class	Ticker
Nationwide Alternatives Allocation Fund Class A	NWAAX
Nationwide Alternatives Allocation Fund Class C	NWACX
Nationwide Alternatives Allocation Fund Institutional Service Class	NAASX
Nationwide Alternatives Allocation Fund Institutional Class	NAAIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

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2	Fund Summary
2	Nationwide Alternatives Allocation Fund

6	How the Fund Invests
6	Objective and Principal Investment Strategies
9	Principal Risks

14	Fund Management

15	Investing with Nationwide Funds
15	Choosing a Share Class
18	Sales Charges and Fees
18	Revenue Sharing
19	Contacting Nationwide Funds
20	Fund Transactions
21	Buying Shares
22	Exchanging Shares
23	Selling Shares
23	Excessive or Short-Term Trading
24	Exchange and Redemption Fees
25	Additional Information about Fees and Expenses

26	Distributions and Taxes

28	Multi-Manager Structure

29	Financial Highlights

FUND SUMMARY: NATIONWIDE ALTERNATIVES ALLOCATION FUND

Objective

The Fund seeks to provide total return.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Nationwide Funds. More information about these and other discounts is available from your financial professional and in “Investing in Nationwide Funds” commencing on page 15 of this Prospectus and in “Additional Information on Purchases and Sales” commencing on page 79 of the Statement of Additional Information.

	Class A Shares	Class C Shares	Institutional Service Class Shares	Institutional Class Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	1.00%	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged within 90 days of purchase)	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[1]	0.46%	0.21%	0.46%	0.21%
Total Annual Fund Operating Expenses	1.11%	1.61%	0.86%	0.61%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.21)%	(0.21)%	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Waivers/Reimbursements	0.90%	1.40%	0.65%	0.40%

1	“Other Expenses” are estimated based on the Fund’s projected average net assets for the current fiscal year ending October 31, 2011, since the Fund is new.

2	Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.40% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until at least February 29, 2012. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

FUND SUMMARY: NATIONWIDE ALTERNATIVES ALLOCATION FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$513	$743
Class C shares	243	488
Institutional Service Class shares	66	253
Institutional Class shares	41	174

You would pay the following expenses on the same investment if you did not sell your shares.

	1 Year	3 Years
Class C shares	$143	$488

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund is designed to provide investors with exposure to several categories of alternative investments with investment performance that may have a low correlation to the performance of more traditional investments (i.e., stocks of U.S. and international developed-country issuers and investment-grade bonds issued in the U.S.). The Fund seeks to achieve its objective by investing in a professionally selected mix of these different alternative investment asset classes that the Fund’s investment adviser believes offer the risk and return characteristics that may provide a complement to an investor’s investments in more traditional asset classes.

The Fund consists of separate portions of assets, or “sleeves,” to represent the investments in each of the different alternative investment asset classes. Within each sleeve, the Fund’s subadviser employs a “passive” management approach, investing in securities and derivatives with the goal of matching approximately the investment characteristics and performance of a specified asset class benchmark index before the deduction of Fund expenses. This means that the Fund will buy or sell securities and derivatives only when the Fund’s subadviser believes it necessary in seeking to match the investment characteristics and performance of a sleeve’s particular benchmark index, and not based on economic, financial or market analysis. The Fund overall, however, is not an “index”

fund and does not seek to replicate the performance of the Fund’s benchmark index.

The alternative investment asset classes in which the Fund currently invests, the approximate percentage range of the Fund’s total assets allocated to each sleeve as of the date of this Prospectus, and the benchmark index selected for each sleeve are as follows:

Treasury Inflation Protected Securities	5-15%	Barclays Capital U.S. Government Inflation-Linked Bond Index
International bonds	20-30%	S&P/Citigroup International Treasury Bond ex-U.S. Index
High-yield bonds	5-15%	Barclays Capital U.S. High-Yield Very Liquid Index
Emerging market bonds	5-15%	JPMorgan Emerging Markets Bond Index Plus
Emerging market stocks	10-20%	MSCI Emerging Markets Total Return Index
Commodities	20-30%	Dow Jones-UBS Commodity Index Total Return
Global real estate stocks	5-15%	Dow Jones Wilshire Global Real Estate Securities Index

Certain sleeves invest directly in securities representing their respective asset classes (“Securities Sleeves”). For example, the Treasury Inflation Protected Securities and global real estate stocks sleeves invest in a statistically selected sampling of the bonds or stocks that are included in or correlated with their respective benchmark indexes. The international bonds, high-yield bonds, emerging market bonds, emerging market stocks, and commodities sleeves (“Derivatives Sleeves”), however, invest primarily in a combination of derivatives and short-term fixed-income securities as a substitute for investing in such securities themselves. For the international bonds, high-yield bonds, emerging market bonds and emerging market stocks sleeves, the subadviser selects futures, forwards, interest rate swaps, equity swaps and/or credit default swaps, all of which are derivatives, with investment characteristics similar to those of securities included in each such sleeve’s respective index in an attempt to synthetically replicate the performance of the sleeve’s index. Instead of investing directly in physical commodities, the commodities sleeve invests in commodity-linked notes, commodity futures and commodity-linked swaps, all of which are derivatives, in order to expose the Fund to the investment characteristics and performance of the commodities markets. For each Derivatives Sleeve, the subadviser also constructs a portfolio of fixed-income securities that includes money market instruments and U.S. government securities with a maturity of less than one year that serves as collateral for the sleeve’s derivatives positions. Each of the Derivatives Sleeves also may, but is not required to, invest in the securities included in the sleeve’s benchmark index.

The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940 (“1940 Act”), which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund is intended to serve as an underlying fund investment option for the

FUND SUMMARY: NATIONWIDE ALTERNATIVES ALLOCATION FUND (cont.)

Nationwide Target Destination Funds. It also may be appropriate for investors who are seeking to further diversify portfolios that already invest in traditional asset classes. By itself, the Fund is not intended to serve as a complete investment program.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Asset allocation risk – the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it. Also, the Fund’s investment adviser may not allocate among the asset classes in a way that produces the intended result.

Strategy risk – the Fund’s investment adviser does not tactically reallocate the Fund’s assets among different asset classes in response to short-term market opportunities or changing market risk conditions. Instead, allocation changes are likely to be less frequent, based on a long-term view. Nevertheless, the investment adviser may add or delete asset classes, or alter the Fund’s asset allocations, at its discretion. Changes to the Fund’s asset classes or allocations, or the lack thereof, could both affect the level of risk and the potential for gain or loss.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Stock market risk – the Fund could lose value if the individual stocks in which the Fund invests or overall stock markets in which such stocks trade go down.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position.

Futures – the prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.

Swaps and forwards – using swaps and forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because swaps and forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there is no central exchange or market for swap and forward contracts, and therefore they are less liquid than exchange-traded instruments. If a swap or forward counterparty fails to meet its obligations under the contract, the Fund may lose money.

Commodity-linked notes – commodity-linked notes are subject to the risk that the counterparty will fail to meet its obligations, as well as to the risk that the commodity or commodity index underlying a note may change in value. Further, these notes often are leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. In addition, because they are debt securities, commodity-linked notes are subject to risks typically associated with fixed-income securities, such as movements in interest rates, the time remaining until maturity and the creditworthiness of the issuer. A liquid secondary market may not exist for certain commodity-linked notes, making it difficult for the Fund to sell them at the desired time at an acceptable price.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of issuers in emerging market countries, because the countries may have less stable governments, more volatile currencies and less established markets.

Inflation-protected bonds risk – because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Inflation-protected bonds also normally decline in price when real interest rates (the interest rate minus the current inflation rate) rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline.

Commodities risk – investments linked to the prices of commodities are considered to be speculative. The values of commodities and commodity-linked investments are affected

FUND SUMMARY: NATIONWIDE ALTERNATIVES ALLOCATION FUND (cont.)

by events that might have less impact on the values of stocks and bonds, and therefore they may be more volatile than investments in stocks and bonds. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, disease, fiscal and exchange control programs, and international economic, political, military and regulatory developments. The commodity-linked instruments in which the Fund invests present substantial risk, including the risk of loss of a significant portion of their principal value. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.

Real estate securities risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of available mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

High-yield bonds risk – investing in high-yield bonds (commonly known as “junk bonds”) and other lower-rated bonds will subject the Fund to substantial risk of loss.

Liquidity risk – is the risk that a security or derivative instrument cannot be sold, or cannot be sold quickly, at an acceptable price.

Passive investing risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poorly performing securities or commodities. Further, correlation between the performance of a sleeve and that of its respective benchmark index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities and financial instruments than other funds, a single security’s or instrument’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Fund-of-funds risk – the Fund may be an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (the “Adviser”)

Subadviser

Goldman Sachs Asset Management, L.P. (“GSAM”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Jonathan Sheridan	Managing Director	Since 1996
Matthew Hoehn	Vice President	Since 2003
Katinka Domotorffy	Managing Director	Since 1998

Purchase and Sales of Fund Shares

Minimum Initial Investment
Class A, C: $2,000
Institutional Service Class: $50,000
Institutional Class: $1,000,000
Automatic Asset Accumulation Plan (Class A, C): $1,000
Minimum Additional Investment
Class A, C: $100
Institutional Service Class, Institutional Class: no minimum
Automatic Asset Accumulation Plan (Class A, C): $50

To Place Orders
Mail: Nationwide Funds P.O. Box 5354 Cincinnati, OH 45201-5354 Fax: 800-421-2182	Overnight: Nationwide Funds 303 Broadway, Suite 900 Cincinnati, OH 45202	Website: www.nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 8 a.m. – 7 p.m. Eastern time, Monday through Friday.

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire.

Tax Information

The Fund’s distributions are taxable, and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOW THE FUNDS INVEST: NATIONWIDE ALTERNATIVES ALLOCATION FUND

Objective

The Nationwide Alternatives Allocation Fund seeks to provide total return. This objective can be changed without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund is designed to provide investors with exposure to several categories of alternative investments with investment performance that may have a low correlation to the performance of more traditional investments (i.e., stocks of U.S. and international developed-country issuers and investment-grade bonds issued in the U.S.). These alternative investment asset classes currently consist of:

—	Treasury Inflation Protected Securities
—	International bonds
—	High-yield bonds
—	Emerging market bonds
—	Emerging market stocks
—	Commodities
—	Global real estate stocks

The Fund seeks to achieve its objective by investing in a professionally selected mix of these different alternative investment asset classes that the Fund’s investment adviser believes offer the risk and return characteristics that may provide a complement to an investor’s investments in more traditional asset classes. The Fund is intended to serve as an underlying fund investment option for the Nationwide Target Destination Funds. It also may be appropriate for investors who are seeking to further diversify portfolios that already invest in traditional asset classes. By itself, the Fund is not intended to serve as a complete investment program.

The Fund consists of separate portions of assets, or “sleeves,” to represent the investments in each of the different alternative investment asset classes. Within each sleeve, the Fund’s subadviser employs a “passive” management approach, investing in securities and derivatives with the goal of matching approximately the investment characteristics and performance of a specified asset class benchmark index before the deduction of Fund expenses. This means that the Fund will buy or sell securities and derivatives only when the Fund’s subadviser believes it necessary in seeking to match the investment characteristics and performance of a sleeve’s particular benchmark index, and not based on economic, financial or market analysis. The Fund overall, however, is not an “index” fund and does not seek to replicate the performance of the Fund’s benchmark index. Each asset class index has been chosen because the investment adviser believes it broadly represents the overall risk and performance characteristics of the particular asset class.

Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, establishes a target allocation range among the different alternative investment asset classes based on the expected return potential, the anticipated risks and the volatility of each asset class. The allocation ranges shown below are the target allocation ranges as of the date of this Prospectus (stated as the percentage of the Fund’s total assets). This means that, under normal circumstances, cash received by the Fund when it sells new shares is invested according to the allocation ranges stated below. However, day-to-day market activity will likely cause the value of the Fund’s allocations to fluctuate from the target ranges stated. Therefore, NFA monitors the Fund’s holdings and cash flows and has authorized the subadviser to periodically realign the Fund’s then- current asset class allocations back to its current target allocations. In circumstances where market activity causes considerable deviation from the target allocations, the subadviser may, subject to NFA’s supervision, allocate cash received by the Fund in a manner reasonably designed to shift the current allocations back towards the target allocations. In addition, the alternative investment asset class allocation target ranges themselves may change over time in order for the Fund to meet its respective objective or as economic and/or market conditions warrant.

Asset Class	Target Allocation
Treasury Inflation Protected Securities	5%-15%
International bonds	20%-30%
High-yield bonds	5%-15%
Emerging market bonds	5%-15%
Emerging market stocks	10%-20%
Commodities	20%-30%
Global real estate stocks	5%-15%

Investors should be aware that NFA applies a long-term investment horizon with respect to the Fund, and therefore, allocation changes are not likely to be made in response to short-term market conditions. NFA reserves the right to add or delete asset classes or to change target allocations at any time and without notice.

Information About Asset Classes

Treasury Inflation Protected Securities

The Treasury Inflation Protected Securities sleeve seeks to replicate the investment characteristics and performance of the Barclays Capital U.S. Government Inflation-Linked Bond Index (“Inflation-Linked Bond Index”) as closely as possible before the deduction of Fund expenses. The Inflation-Linked Bond Index includes publicly issued U.S. Treasury Inflation Protected Securities (“TIPS”) that have at least one year remaining to maturity on the index’s rebalancing date, with an issue size that equals or exceeds $500 million. TIPS are fixed-income securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase.

Under normal circumstances, the Fund invests in a statistically selected sampling of TIPS that are included in or correlated with

HOW THE FUNDS INVEST: NATIONWIDE ALTERNATIVES ALLOCATION FUND (cont.)

the Inflation-Linked Bond Index. The Fund does not necessarily invest in all of the bonds in the Inflation-Linked Bond Index, or in the same weightings. The Fund may invest in bonds not included in the Inflation-Linked Bond Index which are selected to reflect characteristics such as maturity, duration, or credit quality similar to those of the Inflation-Linked Bond Index as a whole.

International Bonds

The International Bonds sleeve seeks to replicate the investment characteristics and performance of the S&P/Citigroup International Treasury Bond ex-U.S. Index (“International Treasury Bond Index”) as closely as possible before the deduction of Fund expenses. The International Treasury Bond Index measures the performance of bonds with maturities of at least one year that are issued by governments of developed market countries outside the United States. Developed market countries are considered to be those classified as such by the Bank for International Settlements, and currently include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

Although the Fund may invest in the bonds included in the International Treasury Bond Index, the International Bonds sleeve invests primarily in a combination of derivatives and short-term fixed-income securities as a substitute for investing in such bonds themselves. In using this approach, the subadviser selects futures and foreign currency forwards with investment characteristics, such as credit, interest-rate and duration, similar to those of bonds included in the International Treasury Bond Index in an attempt to synthetically replicate the performance of the index overall. The subadviser also constructs a portfolio of fixed-income securities that includes money market instruments and U.S. government securities with a maturity of less than one year that serves as collateral for the sleeve’s futures and forwards positions.

High-Yield Bonds

The High-Yield Bonds sleeve seeks to replicate the investment characteristics and performance of the Barclays Capital U.S. High-Yield Very Liquid Index (“High-Yield Index”) as closely as possible before the deduction of Fund expenses. The High-Yield Index measures the performance of U.S. dollar-denominated high-yield bonds of U.S. and foreign corporate issuers. High-yield bonds are generally rated below investment grade and are commonly referred to as “junk bonds.” In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (i.e., senior) debt securities have a higher priority than lower ranking (i.e., subordinated) securities. Subordinated debt generally is more risky because its holders will be paid only after the holders of senior debt securities are paid.

Although the Fund may invest in the bonds included in the High-Yield Index, the High-Yield Bonds sleeve invests primarily in a combination of derivatives and short-term fixed-income securities as a substitute for investing in such bonds themselves. In using this approach, the subadviser selects futures, interest rate swap and credit default swap contracts with investment characteristics, such as credit, interest-rate and duration, similar to those of bonds included in the High-Yield Index in an attempt to synthetically replicate the performance of the index overall. The subadviser also constructs a portfolio of fixed-income securities that includes money market instruments and U.S. government securities with a maturity of less than one year that serves as collateral for the sleeve’s futures and swap positions.

Emerging Market Bonds

The Emerging Market Bonds sleeve seeks to replicate the investment characteristics and performance of the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) as closely as possible before the deduction of Fund expenses. The EMBI+ measures the performance of fixed-income securities traded in or of issuers located in emerging market countries. Emerging market countries are developing and low- or middle-income countries and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Although the Fund may invest in the bonds included in the EMBI+, the Emerging Market Bonds sleeve invests primarily in a combination of derivatives and short-term fixed-income securities as a substitute for investing in such bonds themselves. In using this approach, the subadviser selects futures, interest rate swap and credit default swap contracts with investment characteristics, such as credit, interest-rate and duration, similar to those of bonds included in the EMBI+ in an attempt to synthetically replicate the performance of the index overall. The subadviser also constructs a portfolio of fixed-income securities that includes money market instruments and U.S. government securities with a maturity of less than one year that serves as collateral for the sleeve’s futures and swap positions.

Emerging Market Stocks

The Emerging Market Stocks sleeve seeks to replicate the investment characteristics and performance of the MSCI Emerging Markets Total Return Index (“MSCI Index”) as closely as possible before the deduction of Fund expenses. The MSCI Index measures the performance of equity securities traded in or of issuers located in emerging market countries. Although the Fund may invest in the stocks included in the MSCI Index, the Emerging Market Stocks sleeve invests primarily in a combination of derivatives and short-term fixed-income securities as a substitute for investing in such stocks themselves. In using this approach, the subadviser selects futures, foreign currency forwards and equity swap contracts with investment characteristics, such as market capitalizations, country weightings and industry weightings, similar to those of stocks included in the MSCI Index in an attempt to synthetically replicate the performance of the index overall. The subadviser also constructs a portfolio of fixed-income securities that includes money market instruments and U.S. government securities with a maturity of less than one year that serves as collateral for the sleeve’s futures, forwards and swap positions.

Commodities

The Commodities sleeve seeks to replicate the investment characteristics and performance of the Dow Jones-UBS

HOW THE FUNDS INVEST: NATIONWIDE ALTERNATIVES ALLOCATION FUND (cont.)

Commodity Index Total Return (“Dow Jones-UBS Index”) as closely as possible before the deduction of Fund expenses. The Dow Jones-UBS Index measures the performance of a diversified spectrum of commodities. Commodities are assets that have tangible properties, such as oil, coal, natural gas, metals and agricultural products. The Fund will not invest directly in physical commodities. Instead, substantially all of the Fund’s exposures to commodities will be undertaken by investing in commodity-linked notes, commodity futures, and commodity-linked swaps that together are intended to provide exposure to the investment return of assets that trade in the commodities markets. The subadviser also constructs a portfolio of fixed-income securities that includes money market instruments and U.S. government securities with a maturity of less than one year that serves as collateral for the sleeve’s positions in these derivatives.

Global Real Estate Stocks

The Global Real Estate Stocks sleeve seeks to replicate the investment characteristics and performance of the Dow Jones Wilshire Global Real Estate Securities Index (“Real Estate Index”) as closely as possible before the deduction of Fund expenses. The Real Estate Index is a broad measure of the performance of publicly traded global real estate securities, such as real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”). REITs and REOCs are companies that manage portfolios of real estate to earn profits for their interest holders. REITs/REOCs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. REITs/REOCs included in the Real Estate Index take ownership positions in and manage real estate; such companies receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). REITs/REOCs that specialize in lending money to building developers generally are excluded from the Real Estate Index. Under normal circumstances, the Fund invests in a statistically selected sampling of common stocks of REITs and REOCs that are included in the Real Estate Index. The Fund does not necessarily invest in all of the securities in the Real Estate Index, or in the same weightings. The Fund’s subadviser chooses investments so that their fundamental characteristics are similar to those of the Real Estate Index or segments thereof.

The Fund is classified as a “non-diversified fund” under the 1940 Act, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

Types of Derivatives

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures, forwards and swaps are examples of derivatives. Using derivatives is often a cost-effective way to expose portfolios, including those with frequent cash flows, to the performance of an underlying securities index or group of securities without having to buy an appropriate proportion of each of the individual securities included in the index or group. This can allow a sleeve to maintain a higher percentage of its assets invested in the relevant market and help reduce performance deviation relative to its benchmark index.

Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.

Forwards – similar to futures, a forward contract obligates one party to buy, and the other party to sell, a specific quantity of an underlying asset (such as a particular currency) for an agreed upon price at a future date. Unlike futures, forwards are neither standardized nor exchange-traded. Instead, forwards are privately negotiated agreements the terms of which are customized by the contract parties, and trade over-the-counter.

Swap – a swap is a customized, privately negotiated agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Interest rate swap – a swap contract in which the Fund and another party exchange their respective commitments to pay or receive interest. For example, the parties could exchange fixed-rate payments for floating-rate payments.

Credit default swap – a swap contract in which the buyer makes a series of payments to the seller and, in exchange, receives a payoff if the issuer of a credit instrument, such as a bond or loan, defaults on its obligation to pay or experiences some type of credit event, such as a bankruptcy or restructuring. Credit default swaps can be used to synthetically expose a sleeve to the diversification and performance characteristics of certain bonds or groups of bonds.

Equity swap – a swap contract in which the Fund and another party exchange their respective commitments to pay or receive the total return (including dividends) of an underlying stock, group of stocks, or a stock index. Equity swaps can be used to synthetically expose a sleeve to the performance of an underlying stock, group of stocks or stock index.

Commodity-linked notes – structured debt instruments with principal payments generally linked to the value of

HOW THE FUNDS INVEST: NATIONWIDE ALTERNATIVES ALLOCATION FUND (cont.)

commodities, commodities futures contracts or the performance of commodity indexes and interest and coupon payments tied to a market-based interest rate. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. The Fund may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any mutual fund, the value of the Fund’s investments— and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities or instruments that underperform the market for each asset category, the benchmarks for such asset categories, or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

The Fund is designed only to be a portion of an investor’s portfolio, and is not intended to serve as a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

The following information relates to the principal risks of investing in the Fund, as identified in the “Fund Summary” and “How the Fund Invests” sections. The Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Fund’s Statement of Additional Information (“SAI”).

Risks Associated with the Fund’s Strategy

Asset allocation risk – the Fund is subject to a particular level and combination of risk based on its actual allocation among the various asset categories. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it. In addition, there is the risk that NFA’s evaluations and allocation among asset classes may be incorrect.

Strategy risk – in general, NFA does not tactically reallocate the Fund’s assets among different asset classes in response to short-term market opportunities or changing market risk conditions. Instead, allocation changes are likely to be less frequent, based on a long-term view. Nevertheless, NFA may add or delete asset classes, or alter the Fund’s asset allocations, at its discretion. Changes to the Fund’s asset classes or allocations, or the lack thereof, could both affect the level of risk and the potential for gain or loss.

Passive investing risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poorly performing securities or commodities. Further, correlation between the performance of a sleeve and that of its respective benchmark index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.

Nondiversified fund risk – because the Fund may hold large positions in fewer securities or instruments than other funds, a single instrument’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Risks Associated with Stocks

Stock market risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

—	corporate earnings;
—	production;
—	management;
—	sales and
—	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Real estate securities risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Fixed-Income Securities (Bonds)

Credit risk – the Fund has the risk that the issuer of a debt security will be unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating can adversely affect the value of the Fund’s investments. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment-grade securities. Credit ratings do not provide assurance against default or other

HOW THE FUNDS INVEST: NATIONWIDE ALTERNATIVES ALLOCATION FUND (cont.)

loss of money. If a security has not received a rating, the Fund must rely entirely on the credit assessment of the subadviser.

A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

U.S. government and U.S. government agency securities – many bonds issued directly by the U.S. government, such as obligations of the U.S. Treasury, are backed by the “full faith and credit” of the U.S. government and are subject to little credit risk (the U.S. government has the power to tax its citizens to pay these debts). However, the U.S. government does not guarantee their market value, and interest rate changes, prepayments and other factors may affect their value. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that, regardless of whether certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund are not guaranteed.

Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Inflation – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.

Floating- and variable-rate securities – Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable- rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower-yielding securities that reduce the Fund’s income. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk.

Zero coupon bonds – these securities pay no interest during the life of the security, and are issued by a wide variety of governmental and corporate issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and generally are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, the Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

High-yield bonds risk – investment in high-yield bonds and other lower-rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, the Fund is subject to the following risks:

—	increased price sensitivity to changing interest rates and to adverse economic and business developments;
—	greater risk of loss due to default or declining credit quality;
—	greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments when due and
—	negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.

Treasury Inflation-Protected Securities (TIPS) risk – TIPS are income-generating bonds whose interest and principal payments are adjusted for inflation. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Inflation-protected bonds also normally decline in price when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury bond is yielding 5%, and inflation is 2%, the real interest rate is 3%. Further, while TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Fund.

HOW THE FUNDS INVEST: NATIONWIDE ALTERNATIVES ALLOCATION FUND (cont.)

Risks Associated with International Stocks and Bonds

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

—	political and economic instability;
—	the impact of currency exchange rate fluctuations;
—	reduced information about issuers;
—	higher transaction costs;
—	less stringent regulatory and accounting standards and delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – the Fund may hold foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund.

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities and financial markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets also may face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.

Other Principal Risks

Commodity risk – exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments (i.e., derivative instruments that provide exposure to the investment returns of the commodities markets) may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sectors can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The commodity-linked securities in which the Fund may invest may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issues in the financial services sector may cause the Fund’s share value to fluctuate. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.

HOW THE FUNDS INVEST: NATIONWIDE ALTERNATIVES ALLOCATION FUND (cont.)

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Liquidity risk – the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Liquidity risk also includes the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Swaps and certain other types of privately negotiated derivative instruments in particular may present liquidity risks. Liquidity risk also may refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at unfavorable times and conditions.

Derivatives risk – a derivative is a contract or investment the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

—	the other party to the derivatives contract may fail to fulfill its obligations;
—	their use may reduce liquidity and make the Fund harder to value, especially in declining markets; and
—

when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Leverage – leverage may be created when an investment exposes the Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of the Fund and make the Fund’s share price more volatile, a shareholder’s investment in the Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments. Further, the use of leverage may require the Fund to maintain assets as “cover,” maintain segregated asset accounts, or make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. While futures may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Swap transactions – the use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Swaps generally are privately negotiated instruments featuring a high degree of customization. Some swaps may be complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. At present, there is no central exchange or market for swap transactions. Therefore, swaps generally are less liquid than exchange-traded instruments. In addition, if a swap counterparty defaults on its obligations under the contract, the Fund could sustain significant losses.

Interest rate swaps – an interest rate swap enables an investor to buy or sell protection against changes in an interest rate event. The terms of an interest rate swap generally are privately negotiated by the Fund and the swap counterparty. An interest rate swap may be embedded within a structured note or other derivative instrument. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. If the counterparty fails to meet its obligations the Fund could sustain significant losses.

Credit default swaps – a credit default swap enables an investor to buy or sell protection against a credit event, such as a bond issuer’s failure to make timely payments of interest or

HOW THE FUNDS INVEST: NATIONWIDE ALTERNATIVES ALLOCATION FUND (cont.)

principal, bankruptcy or restructuring. The terms of a credit default swap generally are privately negotiated by the Fund and the swap counterparty. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Credit default swaps also are subject to the risk that the Fund will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Fund to pay the counterparty the set value of the defaulted bonds. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

Equity swaps – an equity swap enables an investor to buy or sell investment exposure linked to the total return (including dividends) of an underlying stock, group of stocks or stock index. The terms of an equity swap generally are privately negotiated by the Fund and the swap counterparty. An equity swap may be embedded within a structured note or other derivative instrument. Equity swaps are subject to counterparty credit risk and to stock market risk of the underlying stock, group of stocks or stock index. An equity swap could result in losses if the underlying stock, group of stocks, or stock index does not perform as anticipated. If the counterparty fails to meet its obligations the Fund could sustain significant losses.

Commodity-linked notes – the Fund uses commodity-linked notes to gain exposure to the commodities markets. At any time, the risk of loss associated with a particular note in the Fund’s portfolio may be significantly higher than the note’s value. Commodity-linked notes also may be subject to special risks that do not affect traditional equity and debt securities. The value of commodity-linked notes may fluctuate significantly because the values of the underlying investments to which they are linked are extremely volatile. In addition, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity investment. Leverage increases the volatility of the value of commodity-linked notes, and their value may increase or decrease more quickly than the underlying commodity asset. If the interest rate on a commodity-linked note is based on the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any interest) if the value of the underlying asset falls. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the value of such commodity, commodity index or other economic variable may not increase sufficiently so that the Fund might not receive a portion (or any) of the principal when the investment matures or upon earlier exchange. Commodity-linked notes also are subject to credit risks on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money. The value of commodity-linked notes may be influenced by several factors, including: value of the commodity, commodity index or other economic variable; volatility, interest and yield rates in the market; the time remaining to maturity; and the creditworthiness of the issuer of the commodity-linked note. In addition, a liquid secondary market may not exist for certain commodity-linked notes the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them.

Fund-of-funds risk – the Fund may be an investment option for other mutual funds that are managed as “funds-of-funds.” A fund-of-funds is a type of mutual fund that seeks to meet its investment objective primarily by investing in shares of other mutual funds. As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

*  *  *  *  *

Temporary investments – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or in order to make margin payments, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Selective Disclosure of Portfolio Holdings

The Fund posts onto the Internet site for the Trust (www.nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA also allocates the Fund’s assets according to its target allocation for each asset class. NFA then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

Subadviser(s)

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of Fund assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays the subadviser from the management fee it receives.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (“GSAM”) is the subadviser for the Fund. GSAM is located at 200 West Street, New York, New York 10282. GSAM has been an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period ending April 30, 2011.

Management Fees

The Fund pays the Adviser a management fee based on the Fund’s average daily net assets. The total management fee paid by the Fund, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers or reimbursements, is 0.40%.

Portfolio Management

The Fund is managed on a day-to-day basis by Jonathan Sheridan, Matthew Hoehn and Katinka Domotorffy, CFA. Mr. Sheridan, Managing Director of GSAM, is the Head of GSAM’s Financial Solutions Group, having originally joined GSAM in 1996 as a member of the Portfolio Administration team. He later moved to GSAM’s Quantitative Investment Strategies team in 1998, where he managed macro discretionary trading until May 2008. Prior to joining GSAM, he was an institutional trust analyst at Chase Manhattan Bank. Mr. Sheridan received his B.A. from Hofstra University in 1995 and his M.B.A. from the Stern School of Business of New York University in 2003. Mr. Hoehn,

Vice President, joined GSAM in July 2003 and is a member of the Financial Solutions Group. He focuses primarily on index replication and risk rebalancing. Prior to joining the Financial Solutions Group, Mr. Hoehn worked on GSAM’s IMD Finance and Strategy team for three years, and joined the Quantitative Investment Strategies team in July 2006. Mr. Hoehn graduated from The College of New Jersey in 2002, and completed a Master’s Degree in Economics at New York University in December 2007. Ms. Domotorffy, Managing Director, is CIO and head of GSAM’s QIS group since 2009. Prior to her current role, she was the head of strategy for QIS with global macro/fixed income teams. Ms. Domotorffy joined the QIS team when she joined GSAM in 1998.

Additional Information about the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund managed by the portfolio manager, if any.

INVESTING WITH NATIONWIDE FUNDS

Choosing a Share Class

When selecting a share class, you should consider the following:

—	which share classes are available to you;
—	how long you expect to own your shares;
—	how much you intend to invest;
—	total costs and expenses associated with a particular share class and
—	whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The Nationwide Funds (the “Funds”) offer several different share classes, each with different price and cost features. The Nationwide Alternatives Allocation Fund (the “Fund”) offers four different share classes—Class A shares, Class C shares, Institutional Service Class shares and Institutional Class shares. The following table compares Class A and Class C shares, which are available to all investors.

Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors, Institutional Service Class and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision.

Comparing Class A and Class C Shares

Classes and Charges	Points to Consider

Class A Shares

Front-end sales charge up to 4.25%	A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested

Contingent deferred sales charge (CDSC)[1]	Reduction and waivers of sales charges may be available

Annual service and/or 12b-1 fee of 0.25%	Total annual operating expenses are lower than Class C expenses, which means higher dividends and/or net asset value (“NAV”) per share.

Administrative services fee up to 0.25%	No conversion feature.

No maximum investment amount

Classes and Charges	Points to Consider

Class C Shares

CDSC of 1.00%	No front-end sales charge means your full investment immediately goes toward buying shares

No reduction of CDSC, but waivers may be available.

The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00%	Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.

No administrative services fee	No conversion feature.

Maximum investment amount of 1,000,000.[2] Larger investments may be rejected.

[1]

Unless you are eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.75% may be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

[2]	This limit was calculated based on a one-year holding period.

Class A Shares

Class A shares are sold subject to a front-end sales charge of 4.25% of the offering price, but which declines based on the size of your purchase as shown below. A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.

Front-end Sales Charges for Class A Shares

	Sales Charge as a Percentage of		Dealer
Amount of Purchase	Offering Price	Net Amount Invested (approximately)	Commission as a Percentage of Offering Price
Less than $100,000	4.25%	4.44%	3.75%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1 million or more	None	None	None	*

*	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify the Fund’s transfer agent, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The

INVESTING WITH NATIONWIDE FUNDS (cont.)

current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and “Reduction of Class A Sales Charges” and “Net Asset Value Purchase Privilege (Class A Shares Only)” in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwide.com/mutual-funds-sales-charges.jsp.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

—	A larger investment. The sales charge decreases as the amount of your investment increases.
—

Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except the Nationwide Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.

—

Insurance proceeds or benefits discount privilege. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.

—

Share repurchase privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

—

Letter of intent discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $100,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your purchase of Class A shares with your purchases of Class B, Class C and Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

Front-end sales charges on Class A shares are waived for the following purchasers:

—	investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the “Distributor”) to waive sales charges;
—	directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor;
—	any investor who pays for shares with proceeds from redemptions of a Nationwide Fund’s Class D shares (Class D shares are offered by other Nationwide Funds, but not this Fund);
—	retirement plans;
—	investment advisory clients of the Adviser and its affiliates;
—	Trustees and retired Trustees of the Trust;
—

directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Adviser, its affiliates, or sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time and

—	investors purchasing through a broker-dealer or other financial intermediary that agrees to waive the entire Dealer Commission portion of the sales load, as described in the SAI.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Fund in this Prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) applies if a “finder’s fee” is paid by the Distributor to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer. (See table below.)

The CDSC also does not apply:

—	if you are eligible to purchase Class A shares without a sales charge for another reason;
—	if no finder’s fee was paid or
—	to shares acquired through reinvestment of dividends or capital gains distributions.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (“Finder’s Fee”)

Amount of Purchase	$1 million to $3,999,999	$4 million to $24,999,999	$25 million or more
If sold within	18 months	18 months	18 months
Amount of CDSC	0.75%	0.50%	0.25%

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Fund is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and is described in their respective Prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

Waiver of Contingent Deferred Sales Charges Class A and Class C Shares

The CDSC is waived on:

—	the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;
—	Class A or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;
—	mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70 1/2 and for other required distributions from retirement accounts; and
—	redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Fund or the Distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are redeposited into your new account.

If you qualify for a waiver of a CDSC, you must notify the Fund’s transfer agent, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1%.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges—Class A and Class C Shares” for a list of situations where a CDSC is not charged.

Share Classes Available Only to Institutional Accounts

The Fund offers Institutional Service Class and Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under the Employee Retirement Income Security Act (ERISA) when determining which class is appropriate for the retirement plan.

Other fiduciaries also should consider their obligations in determining the appropriate share class for a customer, including:

—	the level of distribution and administrative services the plan requires;
—	the total expenses of the share class; and
—	the appropriate level and type of fee to compensate the intermediary.

An intermediary may receive different compensation, depending on which class is chosen.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

—

retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

—	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
—

a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

—	registered investment advisors investing on behalf of institutions and high net worth individuals whose advisers are compensated by the Funds for providing services or
—	life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

—	funds of funds offered by the Distributor or other affiliates of the Fund;

INVESTING WITH NATIONWIDE FUNDS (cont.)

—	retirement plans for which no third-party administrator receives compensation from the Funds;
—

institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors and subsidiaries and related retirement plans;

—	rollover individual retirement accounts from such institutional advisory accounts;
—

a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

—	registered investment advisors investing on behalf of institutions and high net-worth individuals whose advisors derive compensation for advisory services exclusively from clients or
—	high net worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Distributor. These fees are either kept by the Distributor or paid to your financial advisor or other intermediary.

Distribution and Services Fees

The Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A and Class C shares of the Fund to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or service fees. These fees are paid to the Distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Service Class and Institutional Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to any applicable sales charges and are paid from the Fund’s assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A and Class C shares pay the Distributor annual amounts not exceeding the following:

Class	as a % of Daily Net Assets
Class A shares	0.25% (distribution or service fee)
Class C shares	1.00% (0.25% service fee)

Administrative Services Fees

Class A and Institutional Service Class shares of the Fund are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. (These fees are in addition to Rule 12b-1 fees as described above.) These fees are paid by the

Fund to broker-dealers or other financial intermediaries which provide administrative support services to beneficial shareholders on behalf of the Fund. Under the Administrative Services Plan, the Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A and Institutional Service Class shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of the Fund’s Class A and Institutional Service Class assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

—	the Distributor and other affiliates of the Adviser;
—	broker-dealers;
—	financial institutions and
—	other financial intermediaries through which investors may purchase shares of a Fund.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Contacting Nationwide Funds

Representatives are available 8 a.m. to 7 p.m. Eastern Time, Monday through Friday, at 800-848-0920.

Automated Voice Response Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

—	make transactions;
—	hear fund price information and
—	obtain mailing and wiring instructions.

Internet Go to www.nationwide.com/mutualfunds 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

—	download Fund Prospectuses;
—	obtain information on the Nationwide Funds;
—	access your account information and
—	request transactions, including purchases, redemptions and exchanges.

By Regular Mail Nationwide Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354.

By Overnight Mail Nationwide Funds, 303 Broadway, Suite 900, Cincinnati, Ohio 45202.

By Fax 800-421-2182.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Fund Transactions—Class A and Class C Shares

All transaction orders must be received by the Fund’s transfer agent or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV.

How to Buy Shares Be sure to specify the class of shares you wish to purchase. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

How to Exchange* or Sell** Shares

*  Exchange privileges may be amended or discontinued upon 60-day written notice to shareholders.

**Amedallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Distributor has

relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Fund. Your transaction is processed at the NAV next calculated after the Fund’s agent or an authorized intermediary receives your order in proper form.

Through an authorized intermediary. The Distributor has

relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Fund. Your transaction is processed at the NAV next calculated after the Fund’s agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Nationwide Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.	By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Nationwide Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.
By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Fund follows procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Fund may revoke telephone privileges at any time, without notice to shareholders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Fund follows procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Fund may revoke telephone privileges at any time, without notice to shareholders.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record.

The Fund may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Nationwide Funds’ website. However, the Fund may discontinue on-line transactions of Fund shares at any time.	On-line. Transactions may be made through the Nationwide Funds’ website. However, the Fund may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Fund’s custodian bank. (The authorization will be in effect unless you give the Fund written notice of its termination.)

— if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

— your bank may charge a fee to wire funds.

— the wire must be received by 4:00 p.m. in order to receive the current day’s NAV

By bank wire. The Fund can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Fund written notice of its termination.)

— your proceeds typically will be wired to your bank on the next business day after your order has been processed.

— Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.

— your financial institution also may charge a fee for receiving the wire.

— funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Nationwide Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Nationwide Funds from your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Fund written notice of its termination.)

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Fund written notice of its termination.)

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Buying Shares

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

—	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open and
—

generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Fair Value Pricing

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market quotations. Where such market quotations are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

In-Kind Purchases

The Fund may accept payment for shares in the form of securities or other instruments that are permissible investments for the Fund.

The Fund does not calculate NAV on days when the New York Stock Exchange is closed.

—	New Year’s Day
—	Martin Luther King, Jr. Day
—	Presidents’ Day
—	Good Friday
—	Memorial Day
—	Independence Day
—	Labor Day
—	Thanksgiving Day
—	Christmas Day
—	Other days when the New York Stock Exchange is closed.

INVESTING WITH NATIONWIDE FUNDS (cont.)

Minimum Investments

Class A and Class C Shares
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$100 (per Fund)
To start an Automatic Asset Accumulation Plan	$1,000 (per Fund)
Additional investments (Automatic Asset Accumulation Plan)	$50

Institutional Service Class Shares
To open an account	$50,000 (per Fund)
Additional investments	No Minimum

Institutional Class Shares
To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

—	name;
—	date of birth (for individuals);
—	residential or business street address (although post office boxes are still permitted for mailing) and
—	Social Security number, taxpayer identification number or other identifying number.

You also may be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The

Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

—

If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, a Fund may waive the quarterly fee.

—

Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $2,000 ($1,000 for IRA accounts). In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

—	both accounts have the same registration;
—	your first purchase in the new fund meets its minimum investment requirement and
—	you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60-day written notice to shareholders.

Generally, there are no sales charges for exchanges of Class A, Class C, Institutional Service Class or Institutional Class shares. However,

—	if you exchange from Class A shares of a Fund to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.
—	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to the Nationwide Money Market Fund).

Exchanges into Nationwide Money Market Fund

You may exchange between Institutional Class shares of the Fund and Institutional Class shares of the Nationwide Money Market Fund. You may exchange between all other share classes

INVESTING WITH NATIONWIDE FUNDS (cont.)

of the Funds and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A or Class C shares of another Nationwide Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

Selling Shares

You can sell or, in other words, redeem your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after a Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

—	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
—	trading is restricted or
—	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, a Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

—	is engaged in excessive trading or
—	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds’ ability to make a redemption in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Automatic Withdrawal Program

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Fund in any of the following instances:

—	your account address has changed within the last 30 calendar days;
—	the redemption check is made payable to anyone other than the registered shareholder;
—	the proceeds are mailed to any address other than the address of record; or
—	the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the Securities Transfer Agents Medallion Program, a signature guarantee program recognized by the financial industry. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

The Nationwide Funds seek to discourage excessive or short- term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

—	disrupt portfolio management strategies;
—	increase brokerage and other transaction costs and
—	negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and

INVESTING WITH NATIONWIDE FUNDS (cont.)

frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities or derivatives held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing also may be attempted in funds that hold significant investments in commodity-linked investments, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

Monitoring of Trading Activity

The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, at their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

—	restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading; and
—	reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

Each Fund also has implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

—	an exchange equaling 1% or more of a Fund’s NAV may be rejected and
—

redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you sell your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

Fair Valuation

The Funds have fair value pricing procedures in place as described above in “Investing with Nationwide Funds: Fair Valuation.”

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

Exchange and Redemption Fees

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Exchange and redemption fees do not apply to:

—	shares redeemed or exchanged under regularly scheduled withdrawal plans;
—	shares purchased through reinvested dividends or capital gains;
—

shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability, and subsequent redemption must have occurred during the period the fee applied;

—	shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 and other required distributions from retirement accounts;
—	shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or
—	shares redeemed or exchanged by any fund of funds that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or redemption within 30 calendar days of an automatic payroll deduction, you must inform the Funds’ transfer agent or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception.

Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

—	broker wrap fee and other fee-based programs;
—	qualified retirement plan accounts;
—	omnibus accounts where there is no capability to impose a redemption fee on underlying customers’ accounts and

INVESTING WITH NATIONWIDE FUNDS (cont.)

—	intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged out of one of these funds into another Nationwide Fund if you have held the shares of the fund for less than the minimum holding period listed below:

Fund	Exchange/ Redemption Fee	Minimum Holding Period (calendar days)
Nationwide Alternatives Allocation Fund	2.00%	90
Nationwide International Value Fund	2.00%	90
Nationwide U.S. Small Cap Value Fund	2.00%	90
Nationwide Fund	2.00%	30
Nationwide Growth Fund	2.00%	30
Nationwide Bond Fund	2.00%	7
Nationwide Bond Index Fund	2.00%	7
Nationwide Government Bond Fund	2.00%	7
Nationwide International Index Fund	2.00%	7
Nationwide Mid Cap Market Index Fund	2.00%	7
Nationwide Short Duration Bond Fund	2.00%	7
Nationwide S&P 500 Index Fund	2.00%	7
Nationwide Small Cap Index Fund	2.00%	7

Additional Information about Fees and Expenses

The fees and expenses of the Fund that appear in the Fund Summary are estimated based on the Fund’s projected average net assets for the current fiscal year ending October 31, 2011, since the Fund is new. Such fees and expenses do not reflect any change in expense ratios resulting from a change in assets under management as estimated. A decline in the Fund’s average net assets, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown in the Fund Summary. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund. Annualized expense ratios for the period ending April 30, 2011 and the fiscal year ending October 31, 2011 will be available in the Fund’s semiannual report and annual report, respectively, which will be available on www.nationwide.com/mutualfunds.

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax advisor.

Income and Capital Gains Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

—	distributions are taxable to you at either ordinary income or capital gains tax rates;
—	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
—	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
—

a portion of the income dividends paid to individuals by a Fund with respect to taxable years beginning before January 1, 2011 (sunset date) may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;

—	for corporate shareholders, a portion of the income dividends paid may be eligible for the corporate dividend received deduction, subject to certain limitations; and
—	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which is sent to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax advisor should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax advisor. Non-U.S. investors maybe subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains and, with respect to taxable years of a Fund that begin before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain

DISTRIBUTIONS AND TAXES (cont.)

dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax advisor or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax advisor about federal, state, local or foreign tax consequences before making an investment in the Fund.

MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

The Adviser performs the following oversight and evaluation services to the Funds:

—	initial due diligence on prospective Fund subadvisers;
—	monitoring subadviser performance, including ongoing analysis and periodic consultations;
—	communicating performance expectations and evaluations to the subadvisers; and
—	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

FINANCIAL HIGHLIGHTS: NATIONWIDE ALTERNATIVES ALLOCATION FUND

Financial information is not provided because the Fund did not begin operations as of the date of this Prospectus.

For Additional Information, Contact:

By Regular Mail:

Nationwide Funds

P.O. Box 5354

Cincinnati, OH 45201-5354

Fax: 800-421-2182

By Overnight Mail:

Nationwide Funds

303 Broadway, Suite 900

Cincinnati, OH 45202

For 24-Hour Access:

800-848-0920 (toll free). Representatives are available 8 a.m.-7 p.m. Eastern time, Monday through Friday. Call after 7 p.m. Eastern time for closing share prices. Also, visit the website at www.nationwide.com/mutualfunds.

The Trust’s Investment Company Act File No.: 811-08495

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents—which may be obtained free of charge—contain additional information about the Funds:

—	Statement of Additional Information (incorporated by reference into this Prospectus)
—	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance)
—	Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund, or to make other shareholder inquiries, contact us at the address or phone number listed.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign up for our free e-delivery service. Please call 800-848-0920 for information.

Information from the Securities and Exchange Commission (SEC)

You can obtain copies of Fund documents from the SEC:

—	on the SEC’s EDGAR database via the Internet at www.sec.gov;
—	by electronic request to publicinfo@sec.gov;
—	in person at the SEC’s Public Reference Room in Washington, D.C. (for their hours of operation, call 202-551-8090); or
—	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 (the SEC charges a fee to copy any documents).

©2011 Nationwide Funds Group. All rights reserved.